EXCHANGE LISTED FUNDS TRUST

Gavekal Asia Pacific Government Bond ETF

NYSE Arca Ticker: AGOV

Supplement dated January 26, 2022 to the currently effective Summary Prospectus, Prospectus

(together, the “Prospectuses”), and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with those documents.

Effective February 7, 2022, the name of the Gavekal Asia Pacific Government Bond ETF (the “Fund”) will change to the ETC Gavekal Asia Pacific Government Bond ETF. All references to the Fund in the Prospectuses and SAI are updated accordingly. This change has no effect on the Fund’s investment objective or principal investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.